UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2017

AUDIOEYE, INC.

DELAWARE	333-177463	20-2939845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5210 E. Williams Circle, Suite 750

Tucson, Arizona 85711

(Address of principal executive offices)

(866) 331-5324

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Second Amendment to the Note and Warrant Purchase Agreement and Omnibus Amendment to Warrants

On October 11, 2017 (the “Closing Date”), AudioEye, Inc. (the “Company”) entered into a Second Amendment to the Note and Warrant Purchase Agreement (the “Purchase Agreement Amendment”) and an Omnibus Amendment to Common Stock Warrants (the “Warrant Amendment”), which collectively amend that certain Note and Warrant Purchase Agreement dated as of October 9, 2015 (the “Original Agreement”) and the warrants previously issued thereunder (the “Warrants”) to, among other things; (i) for the period from the Closing Date until November 8, 2017 (the “Discount Period”), provide parties to the Original Agreement the option to purchase additional notes (in an amount of up to 50% of their respective original investment as provided in the Original Agreement) that will immediately convert to shares of common stock of the Company (“Common Stock”) at a price of $0.0672 per share along with warrants exercisable for shares of Common Stock at a price of $0.07 per share if exercised during the Discount Period or $0.10 per share if exercised during the term of the warrant following the Discount Period; (ii) provide for certain registration rights for shares of Common Stock issued pursuant to the Original Purchase Agreement, as amended, at any time after 30 days subsequent to the listing of the Common Stock on a national securities exchange; and (iii) amend the Warrants such that they are exercisable for shares of Common Stock at a price of $0.07 per share if exercised during the Discount Period or $0.10 per share if exercised during the term of the warrant following the Discount Period.

Warrant Amendments

On October 11, 2017, the Company entered into amendments of the following warrants in order to remove “blocker” provisions which prevented the holder from exercising the warrants to the extent such exercise would increase such holder’s beneficial ownership in excess of 9.99% of the outstanding Common Stock at the time of such issuance (the “Blocker Amendments”): Warrant No. 2016-A-17; Warrant No. 2016-A-18; Common Stock Warrant No. 2016-A-03; Common Stock Warrant No. WC-06; Common Stock Warrant No. WC-14; Common Stock Warrant No. 2014-B-05; Common Stock Warrant No. 2014-B-06; and Common Stock Warrant No. 2014-B-26.

The foregoing description and summary of the terms of the Purchase Agreement Amendment, Warrant Amendment, Blocker Amendments and related transactions does not purport to be complete and are subject to, and qualified in their entirety by, reference to the complete text of the; (i) Purchase Agreement Amendment filed as Exhibit 4.1 hereto; (ii) Warrant Amendment filed as Exhibit 4.2 hereto; and (iii) Blocker Amendments filed as Exhibits 4.3-4.10 hereto, each of which is incorporated herein by reference.

Item 9.01	Exhibits

(d)	Exhibits.

Exhibit No.	Description

4.1	Second Amendment to the Note and Warrant Purchase Agreement, dated as of October 11, 2017
4.2	Omnibus Amendment to Common Stock Warrants, dated as of October 11, 2017
4.3	First Amendment to Warrant No. 2016-A-17, dated as of October 11, 2017
4.4	First Amendment to Warrant No. 2016-A-18, dated as of October 11, 2017
4.5	First Amendment to Common Stock Warrant No. 2016-A-03, dated as of October 11, 2017
4.6	First Amendment to Common Stock Warrant No. WC-06, dated as of October 11, 2017
4.7	First Amendment to Common Stock Warrant No. WC-14, dated as of October 11, 2017
4.8	Second Amendment to Common Stock Warrant No. 2014-B-05, dated as of October 11, 2017
4.9	Second Amendment to Common Stock Warrant No. 2014-B-06, dated as of October 11, 2017
4.10	Second Amendment to Common Stock Warrant No. 2013-B-26, dated as of October 11, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2017		AUDIOEYE, INC.

	By:	/s/ Todd Bankofier
Todd Bankofier, Chief Executive Officer

INDEX TO EXHIBITS

Exhibits	Description
4.1	Second Amendment to the Note and Warrant Purchase Agreement, dated as of October 11, 2017
4.2	Omnibus Amendment to Common Stock Warrants, dated as of October 11, 2017
4.3	First Amendment to Warrant No. 2016-A-17, dated as of October 11, 2017
4.4	First Amendment to Warrant No. 2016-A-18, dated as of October 11, 2017
4.5	First Amendment to Common Stock Warrant No. 2016-A-03, dated as of October 11, 2017
4.6	First Amendment to Common Stock Warrant No. WC-06, dated as of October 11, 2017
4.7	First Amendment to Common Stock Warrant No. WC-14, dated as of October 11, 2017
4.8	Second Amendment to Common Stock Warrant No. 2014-B-05, dated as of October 11, 2017
4.9	Second Amendment to Common Stock Warrant No. 2014-B-06, dated as of October 11, 2017
4.10	Second Amendment to Common Stock Warrant No. 2013-B-26, dated as of October 11, 2017